UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 21, 2011

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 21, 2011, the Board of Directors of Hormel Foods Corporation (the “Company”) approved an amendment and restatement of the Company’s Executive Deferred Income Plan II and an amendment of the Company’s Supplemental Executive Retirement Plan.

The Executive Deferred Income Plan II was first effective on November 1, 1992, and previously restated effective November 1, 2002, January 1, 2005 and January 1, 2008.  The plan is a nonqualified, unfunded deferred compensation plan, which provides specified benefits to a select group of management or highly compensated employees who contribute materially to the continued growth, development, and future business success of the Company.  The plan was amended and restated to contain a new supplemental matching contribution that is intended to make up for lost “safe harbor” matching contributions that would have been contributed to the Company’s Tax Deferred Investment Plan A (the “401(k) Plan A”) but for the application of certain limits on pay and benefits applicable to the 401(k) Plan A.  A copy of the plan is attached hereto as Exhibit 10.1.

The Supplemental Executive Retirement Plan (the “SERP”) was first effective on January 1, 1976, and previously restated effective January 1, 2005 and January 1, 2007.  The plan has undergone various amendments since that time in accordance with the plan provisions.  The SERP provides supplemental retirement benefits to a select group of management or highly compensated employees who are also participants in the Company’s tax qualified, defined benefit, pension plan.  The SERP was amended to make minor modifications to incorporate stable value provisions to ensure that the plan continues to work in tandem with the Company’s recently amended and restated Pension Plan.  A copy of the plan and plan amendments are attached hereto as Exhibits 10.2, 10.3, 10.4, and 10.5.

Section 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits furnished pursuant to Item 5.02

10.1               Hormel Foods Corporation Executive Deferred Income Plan II (November 21, 2011 Restatement)

10.2               Hormel Foods Corporation Supplemental Executive Retirement Plan (2007 Restatement)

10.3               First Amendment of Hormel Foods Corporation Supplemental Executive Retirement Plan (2007 Restatement)

10.4               Second Amendment of Hormel Foods Corporation Supplemental Executive Retirement Plan (2007 Restatement)

10.5               Third Amendment of Hormel Foods Corporation Supplemental Executive Retirement Plan (2007 Restatement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: November 28, 2011	By	/s/J. H. FERAGEN
J. H. FERAGEN
Executive Vice President
and Chief Financial Officer

Dated: November 28, 2011	By	/s/J. N. SHEEHAN
J. N. SHEEHAN
Vice President and Controller